El Paso Production Holding Company

                                 CONSENT

   Relating to a Proposed Waiver under the Indenture, as Supplemented,
                                Governing
 its $1,200,000,000 Aggregate Principal Amount of Issued and Outstanding
             7 3/4% Senior Notes due 2013 (CUSIP No. 283703AB2)

TO: El Paso Production Holding Company

                Confirmation           By Facsimile Transmission
               (713) 420-2490       (For Eligible Institutions only)
                                              (713) 420-2708

                By Overnight Courier, By Hand or By Mail:
                       El Paso Corporation Building
                              1001 Louisiana
                             Houston, TX 77002
                           Attention: John Hopper


     This Consent is hereby delivered to El Paso Production Holding Company (the "Company") by Holder(s) (as defined below) as of the Record Date (as defined below) of the Company's 7 3/4% Senior Notes due 2013 (CUSIP No. 283703AB2) (collectively, the "Notes"), issued and outstanding under the Indenture dated as of May 23, 2003 (the "Indenture") by and among the
Company,   as  issuer,  the  subsidiary  guarantors  named  therein,   as
guarantors (the "Guarantors"), and Wilmington Trust Company, as trustee (the "Trustee").

     By executing and delivering this Consent, a Holder will consent to the waiver (the "Proposed Waiver") described below under the caption "Waiver." The Proposed Waiver will become effective upon satisfaction of each of the conditions precedent described below (the "Conditions Precedent"). For purposes of this Consent, "Conditions Precedent" means
(i) execution and delivery of Consents by Holders of a majority in aggregate principal amount of the issued and outstanding Notes and (ii) execution and delivery by the Company, the Guarantors and the Trustee of the Second Supplemental Indenture in the form attached hereto as Exhibit A, pursuant to which certain provisions will be added to Section 4.07 of the Indenture (Limitation on Affiliate Transactions), which shall be executed and delivered upon satisfaction of clause (i) above.

     Execution and delivery of this Consent shall constitute notice to the Trustee of a waiver of an existing Default pursuant to Section 6.04 of the Indenture.

     The term "Record Date" as used herein means 5:00 p.m., Houston, Texas time, on Thursday, July 8, 2004, and the term "Holder" means each person shown on the record of the registrar for the Notes as a holder on the Record Date. Capitalized terms used herein but not defined herein have the meanings given to them in the Indenture.

     Holders of the Notes who wish to consent to the Proposed Waiver must deliver their properly completed and executed Consent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission (with an original to be delivered subsequently) to the Company at its address or facsimile number set forth above in accordance with the instructions set forth herein. Under no circumstances should any person tender or deliver Notes to the Company or any other party at any time in connection with this Consent.

     Only Holders or their duly designated proxies ("Duly Designated Proxies") are eligible to consent to the Proposed Waiver. Any beneficial owner of the Notes who is not a Holder of such Notes must arrange with the person who is the Holder or such Holder's assignee or nominee to (i) execute and deliver a Consent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Consent on its own behalf. For purposes of this Consent, The Depository Trust Company ("DTC") has authorized DTC participants ("Participants") set forth in the position listing of DTC as of the Record Date to execute Consents as if they were Holders of the Notes held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of this Consent, the term "Holder" shall be deemed to include such Participants.


                             WAIVER

     By execution hereof, the undersigned represents and warrants that the undersigned is a Holder (or Duly Designated Proxy) of the Notes indicated below and has full power and authority to take the action indicated below in respect of such Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to perfect the undersigned's consent to the Proposed Waiver.

     The undersigned acknowledges that the undersigned must comply with the provisions of this Consent and complete the information required herein to consent validly to the Proposed
Waiver.

     By  execution hereof, the undersigned acknowledges that  the
Company has failed to file or may fail to file with the SEC certain periodic reports required by the Indenture and applicable provisions of the Exchange Act (the "Reports"). Pursuant to
Section 6.04 of the Indenture, the undersigned hereby waives any Default or Event of Default that has arisen or may arise under the Indenture as a result of a failure by the Company to timely file with the SEC the Reports required by Section 4.02 (SEC Reports) of the Indenture at any time prior to the close of business on December 31, 2004; provided however, that this waiver shall not be effective with respect to any Default or Event of Default that would exist after the close of business on December 31, 2004 if the Company fails to file with the SEC the Reports required by Section 4.02 (SEC Reports) of the Indenture by the close of business on December 31, 2004; provided, further, that the Proposed Waiver will become effective only upon satisfaction of each of the Conditions Precedent described above.

     Please indicate by marking the appropriate box below whether you wish to (i) consent to the Proposed Waiver or (ii) not consent to the Proposed Waiver. The undersigned acknowledges that properly executed and delivered Consents will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth herein. The undersigned further understands that if no box is checked, but this  Consent  is  executed and delivered  to  the  Company,  the undersigned will be deemed to have consented to the Proposed Waiver. Consents granted hereby may only be revoked in accordance with the provisions of Section 9.04 of the Indenture.

            CONSENT                     DO NOT CONSENT
              []                              []

     Unless otherwise specified in the table below, this Consent relates to the total aggregate principal amount of Notes held of record by the undersigned at the close of business on the Record Date. If this Consent relates to less than the total aggregate principal amount of Notes so held, the undersigned must list on the table below the serial numbers (with respect to the Notes not held by depositaries) and principal amount of Notes for which consent is given. If the space provided below is inadequate, list the certificate numbers and aggregate principal amounts on a separate signed schedule and affix the schedule to this Consent.

     The undersigned authorizes the Company to deliver this Consent and any proxy delivered in connection herewith to the Trustee as evidence of the undersigned's actions with respect to the Proposed Waiver.

        DESCRIPTION OF THE NOTES AS TO WHICH CONSENTS ARE GIVEN
        -------------------------------------------------------
                                                            Principal
                   Notes With                                Amount
                   Respect to                 Aggregate   With Respect
                     Which                    Principal     to Which
Name and Address    Consents    Certificate   Amount of   Consents are
   of Holder       are Given*   Number(s)**   Notes***      Given***
----------------   ----------   -----------   ---------   ------------
----------------   ----------   -----------   ---------   ------------
----------------   ----------   -----------   ---------   ------------
----------------   ----------   -----------   ---------   ------------
----------------   ----------   -----------   ---------   ------------
                   Total: Principal Amount Consenting $
                   ---------------------------------------------------

*   Please indicate the name, interest rate and maturity of the Notes.
** Need not be completed by Holders whose Notes are held of record by depositaries.
*** Unless otherwise indicated in the column labeled "Principal Amount
    With Respect to Which Consents Are Given," the Holder will be deemed to have consented in respect of the entire aggregate principal amount indicated in the column labeled "Aggregate Principal Amount of Notes." All principal amounts must be in multiples of $1,000.


                    IMPORTANT-READ CAREFULLY

     If this Consent is executed by the Holder, it must be executed in exactly the same manner as the name of the Holder appears on the Notes. An authorized DTC Participant must execute this Consent exactly as its name appears on DTC's position listing as of the Record Date. If the Notes are held of record by two or more joint Holders, all such Holders must sign the Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Holder acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit proper evidence satisfactory to the Company of such person's authority to so act. If the Notes are registered in different names, separate Consents must be executed covering each form of registration. If a Consent is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to the Company to vote the applicable Notes on behalf of the Holder.

                            SIGN HERE

_____________________________________________________________

_____________________________________________________________
                    Signature(s) of Holder(s)

Date:________________________________________________________

Name(s):_____________________________________________________
                         (Please Print)

Capacity (full title):_______________________________________

Address:_____________________________________________________
                       (Include Zip Code)

Area Code and Telephone No.:_________________________________

Tax Identification or Social Security No.____________________


                    GUARANTEE OF SIGNATURE(S)
          (If required, see instructions 5 and 6 below)

Authorized Signature:________________________________________

Name and Title:______________________________________________
                         (Please Print)

Dated:_______________________________________________________

Name of Firm:________________________________________________

_____________________________________________________________



              FORM OF PROXY WITH RESPECT TO CONSENT

     The undersigned hereby irrevocably appoints _________________________________________ as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver the Consent on which this form of proxy is set forth with respect to the Notes in accordance with the terms of this Consent, with all the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST. The aggregate principal amount and serial numbers of Notes as to which this Proxy is given are set forth below.

   Aggregate Principal Amount of Notes(s)       Certificate Number(s)
   --------------------------------------       ---------------------
   --------------------------------------       ---------------------
   --------------------------------------       ---------------------
   --------------------------------------       ---------------------
   --------------------------------------       ---------------------
   --------------------------------------       ---------------------


                    IMPORTANT-READ CAREFULLY

     This proxy must be signed by the Holder(s) as their name(s) appear on the Certificates for the Notes. If there are two or more Holders, each should sign. If a signatory is a corporation, please give full corporate names and have a duly authorized officer sign, stating title. If a signatory is a partnership or trust, please sign in the partnership or trust name by a duly authorized person. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full name. See Instruction 5.

                        PLEASE SIGN BELOW
                   (See Instructions 1 and 5)

X:_______________________________________________________________

X:_______________________________________________________________
                    Signature(s) of Owner(s)

Dated: ________________, 2004

             PLEASE TYPE OR PRINT INFORMATION BELOW

Name(s):_________________________________________________________

Capacity:________________________________________________________

Address:_________________________________________________________
                      (Including Zip Code)

Area Code and Telephone Number:__________________________________

                       SIGNATURE GUARANTEE
             (If Required, see Instructions 5 and 6)

Signature(s) Guaranteed
by an Eligible Institution:     ________________________________
                                     (Authorized Signature)

                                ________________________________
                                             (Title)

                                ________________________________
                                         (Name of Firm)
Dated:_______________



               INSTRUCTIONS FOR CONSENTING HOLDERS

     1. Delivery of this Consent. Subject to the terms and conditions set forth herein, a properly completed and duly executed copy of this Consent and other documents required by this Consent must be received by the Company at its address or facsimile number set forth on the cover hereof on or prior to the Expiration Date (as defined below) (provided that the executed original of each document sent by facsimile transmission on or prior to the Expiration Date must be received by the Company at its address prior to 5:00 p.m., New York City time, on the third business day following the Expiration Date). The method of delivery of this Consent and all other required documents to the Company is at the risk of the Holder or Duly Designated Proxy, and the delivery will be deemed made only when actually received by the Company. In all cases, sufficient time should be allowed to assure timely delivery. No Consent should be sent to any person other than the Company.

     Any beneficial owner of Notes who is not a Holder of such Notes must arrange with the person who is the Holder (e.g., the beneficial owner's broker, dealer, commercial bank, trust company or other nominee institution) or such Holder's assignee or nominee to (i) execute and deliver this Consent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Consent on its own behalf.

     2. Expiration Date. Duly executed consents should be delivered by 5:00 p.m., New York City time, on Wednesday, July 21, 2004, unless the Company, in its sole discretion, extends such date and time, in which case the term "Expiration Date" shall mean the latest date and time as so extended.

     3. Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by the Company, whose determinations will be conclusive and binding. The Company reserves the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities in connection with deliveries, or the Company may require that such irregularities be cured within such time as the Company determines. None of the Company, the Trustee or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consents will not be deemed to have been made until such irregularities have been cured or waived. The Company's interpretation of the terms and conditions of this Consent will be binding on all parties.

     4. Holders Entitled to Consent. Only a Holder (or its Duly Designated Proxy, representative or attorney-in-fact) or another person who has complied with the procedures set forth below may execute and deliver a Consent. Any beneficial owner or registered holder of the Notes who is not the Holder thereof (e.g., the beneficial owner's broker, dealer, commercial bank, trust company or other nominee institution) must arrange with such Holder(s) or such Holder's assignee or nominee to (i) execute and deliver this Consent to the Company on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Consent on its own behalf. For purposes of this Consent the term "Holder" shall be deemed to include DTC Participants through which a beneficial owner's Notes may be held of record as of the Record Date in DTC. A consent by a Holder or Duly Designated Proxy is a continuing consent notwithstanding that ownership of a Note has been transferred subsequent to the Record Date.

     5. Signatures on this Consent. If this Consent is signed by the Holder(s) of the Notes with respect to which this consent is given, the signature(s) of such Holder(s) must correspond with the name(s) as contained on the books of the register maintained by the Trustee or as set forth in DTC's position listing without alteration, enlargement or any change whatsoever.

     If any of the Notes with respect to which this consent is given were held of record on the Record Date by two or more joint Holders, all such Holders must sign this Consent. If any Notes with respect to which this consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Consent and any necessary accompanying documents as there are different Holders.

     If this Consent is signed by trustees, executors, administrators, guardians, Duly Designated Proxies, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must indicate such fact when signing and must, unless waived by the Company, submit evidence satisfactory to the Company of their authority to so act along with this Consent.

     6. Signature Guarantees. All signatures on this Consent must be guaranteed by a firm or other entity identified in Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution that is a participant in a Securities Transfer Association recognized program (each an "Eligible Institution"). However, signatures need not be guaranteed if this Consent is given by or for the account of an Eligible Institution. If the Holder of the Notes is a person other than the signer of this Consent, see Instruction 5.

     7. Revocation of Consent. Consents granted hereby may only be revoked in accordance with the provisions of Section 9.04 of the Indenture.

     8.    Questions.   Questions regarding this Consent  may  be
directed to John Hopper at (713) 420-2490.


                                                        Exhibit A


                  SECOND SUPPLEMENTAL INDENTURE

                              among

               EL PASO PRODUCTION HOLDING COMPANY

                           as Issuer,


                   EL PASO PRODUCTION COMPANY,

                   EL PASO PRODUCTION GOM INC.

                               and

                EL PASO ENERGY RATON CORPORATION,

                    as Subsidiary Guarantors,

                               and

                    WILMINGTON TRUST COMPANY

                           as Trustee

                         ______________

                          July __, 2004

                         ______________



                    7 3/4_% Senior Notes due 2013



                  SECOND SUPPLEMENTAL INDENTURE
                  -----------------------------

     This Second Supplemental Indenture dated as of July __, 2004 (this "Second Supplemental Indenture") among (i) El Paso Production Holding Company, a Delaware corporation (the "Company"), (ii) El Paso Production Company, El Paso Production GOM Inc. and El Paso Energy Raton Corporation (collectively, the "Subsidiary Guarantors") and (iii) Wilmington Trust Company, as trustee (the "Trustee"). All capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Original Indenture (as defined below).

                      W I T N E S S E T H:

     WHEREAS, the Company, El Paso Production Company ("El Paso Production"), El Paso Production GOM Inc. ("GOM"), Vermejo Minerals Corporation ("Vermejo") and El Paso Energy Raton, L.L.C. ("Raton") have heretofore executed and delivered to the Trustee an Indenture dated as of May 23, 2003 (the "Original Indenture"), providing for the issuance $1,200,000,000 aggregate principal amount of the Company's 7 3/4% Senior Notes due 2013;

     WHEREAS, Raton and Vermejo entered into an Agreement of Merger, pursuant to which (i) Raton was merged with and into Vermejo, (ii) Vermejo was the surviving corporation of the merger contemplated by such agreement and (iii) Vermejo's name was changed to "El Paso Energy Raton Corporation;"

     WHEREAS, the Company, El Paso Production, GOM and Vermejo entered into that First Supplemental Indenture dated as of January 31, 2004 (the "First Supplemental Indenture"), pursuant to which Vermejo expressly assumed the obligations of Raton under its Subsidiary Guarantee;

     WHEREAS, Section 9.01(6) of the Original Indenture provides that, without notice to or consent of any Holder, the Company, the Subsidiary Guarantors and the Trustee may amend the Original Indenture to add to the covenants of the Company for the benefit of the Holders;

     WHEREAS, the Company and the Subsidiary Guarantors desire to add to the covenants contained in the Original Indenture for the benefit of the Holders;

     WHEREAS, all action on the part of the Company and the Subsidiary Guarantors necessary to authorize its execution, delivery and performance of the Original Indenture, as further supplemented by this Second Supplemental Indenture, has been duly taken; and

     NOW, THEREFORE, to comply with the provisions of the Original Indenture and in consideration of the above premises, the Company, the Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and proportionate benefit of all Holders of the Securities as follows:

                            ARTICLE 1

     Section 1.01 This Second Supplemental Indenture is supplemental to the Original Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as a part of, the Original Indenture for any and all purposes.

     Section 1.02 This Second Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Company, the Subsidiary Guarantors and the Trustee.

                            ARTICLE 2

     Section 2.01   The following definitions shall be added
(each in the appropriate alphabetical order with respect to the other definitions) to Section 1.01 of the Original Indenture, as supplemented:

          "Company Proved Reserves" means, as of any date of determination, the total "proved oil and gas reserves" of the Company and its Restricted Subsidiaries, calculated in accordance with SEC guidelines and expressed on a million cubic feet of natural gas equivalent basis, as reported in the Latest Reserve Report available as of such date of determination.

          "Consolidated Indebtedness" means the total
     Indebtedness of the Company and its Restricted
     Subsidiaries determined on a consolidated basis in accordance with GAAP.

          "Debt to EBITDA Ratio" as of any date of determination means the ratio of (x) Consolidated
     Indebtedness as of such date of determination to (y) the aggregate amount of EBITDA for the Reference
     Period; provided, however, that, for purposes of such computation only, in calculating EBITDA:

               (1)  only for purposes of determining the
          Debt to EBITDA Ratio on a pro forma basis giving effect to an Affiliate Transaction (or series of related Affiliate Transactions), the transaction giving rise to the need to calculate the Debt to EBITDA Ratio shall be given pro forma effect as if such Affiliate Transaction (or series of related Affiliate Transactions) had occurred on the first day of the Reference Period;

               (2)  if since the beginning of the Reference
          Period the Company or any Restricted Subsidiary shall have made any Asset Disposition, EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Asset
          Disposition, and the application of Net Available
          Cash therefrom, occurred on the first day of such Reference Period;

               (3)  if since the beginning of the Reference
          Period (A) the Company or any Restricted
          Subsidiary (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary (or any Person which becomes a Restricted Subsidiary) or an acquisition (or shall have received a contribution) of assets or (B) any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such Reference Period) shall have made any Asset Disposition, any Investment or acquisition (or received a contribution) of assets that would have required an adjustment pursuant to clause (A) above if made by the Company or a Restricted Subsidiary during such Reference Period, then EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment, acquisition or receipt of contribution of assets occurred on the first day of such Reference Period.

               For purposes of this definition, whenever pro forma effect is to be given to an acquisition or receipt of a contribution of assets, the amount of income or earnings relating thereto, the pro forma calculations shall be determined in good faith in accordance with Article 11 of Regulation S-X promulgated by the SEC (provided that such acquisition or receipt of contribution of assets shall be given effect as if it had occurred on the first day of the Reference Period), by a responsible financial or accounting Officer of the Company.

          "Debt to Company Proved Reserves Ratio" as of any date of determination, means the ratio of (x)
     Consolidated Indebtedness as of such date of determination to (y) the Company Proved Reserves as of such date of determination; provided, however, that, for purposes of such computation only, in calculating
     Company Proved Reserves:

               (1)  only for purposes of determining the
          Debt to Company Proved Reserves Ratio on a pro forma basis giving effect to an Affiliate Transaction (or series of related Affiliate Transactions), Company Proved Reserves shall be increased or decreased by the Proved Reserves attributable to any assets acquired (including any assets received in a contribution) or disposed of (respectively) in such Affiliate Transaction (or series of related Affiliate Transactions);

               (2)  Company Proved Reserves shall be
          increased by the Proved Reserves attributable to any acquisition or receipt of contribution of assets consummated since the date of the Latest
          Reserve Report as of such date of determination;

               (3)  Company Proved Reserves shall be
          decreased by the Proved Reserves (A) disposed of since the date of the Latest Reserve Report and
          (B) produced during the period commencing on the date of the Latest Reserve Report and ending as of the most recent month's end preceding the date of determination for which monthly operating reports are available to the Company in respect of the properties to which the Company Proved Reserves are attributable; and

               (4)  Company Proved Reserves shall be
          increased or decreased by the amount of any revisions to Company Proved Reserves due to exploration, development, exploitation, production or other activities conducted or otherwise occurring during the period commencing on the date of the Latest Reserve Report and ending as of such date of determination.

               For purposes of this definition of Debt to Company Proved Reserves Ratio, all increases and decreases to Company Proved Reserves described in items
     (1) through (4) above shall be set forth in an Officer's Certificate and shall be estimated in good faith in writing in accordance with SEC guidelines by the Company's engineers or engineers retained by it.
     If any of the increases or decreases to Company Proved Reserves described in items (1) through (4), individually or in the aggregate, constitutes a Material Change in Reserves, such increases or decreases (excluding for purposes of such determination decreases attributable to production from the properties of the Company and its Restricted Subsidiaries since the date of the Latest Reserve Report) shall also be confirmed in writing by an independent petroleum engineer retained by the Company.

          "Latest Reserve Report" means, as of any date of determination, the most recent reserve report of the Company and its Restricted Subsidiaries (which shall be as of a date not more than fifteen (15) months prior to such date of determination), prepared and reviewed in accordance with SEC guidelines by an independent petroleum engineer retained by the Company.

          "Material Change in Reserves" means an increase or decrease in Company Proved Reserves (excluding for purposes of such determination decreases attributable to production from the properties of the Company and its Restricted Subsidiaries since the date of the Latest Reserve Report) of more than 10% of Company Proved Reserves as of the relevant date of determination (without giving effect to any increases and decreases described in items (1) through (4) of the definition of "Debt to Company Proved Reserves Ratio" occurring since the date of the Latest Reserve Report).

          "Negative Credit Event" means the occurrence of any Affiliate Transaction (or series of related Affiliate Transactions) the effect of which is to cause
     (1) (x) the Debt to Company Proved Reserves Ratio, calculated on a pro forma basis immediately after giving effect to such Affiliate Transaction (or series of related Affiliate Transactions) being greater than
     (y) the Debt to Company Proved Reserves Ratio immediately prior to such Affiliate Transaction (or series of related Affiliate Transactions) or (2) (x) the Debt to EBITDA Ratio, calculated on a pro forma basis immediately after giving effect to such Affiliate Transaction (or series of related Affiliate Transactions) being greater than (y) the Debt to EBITDA Ratio immediately prior to such Affiliate Transaction (or series of related Affiliate Transactions).

          "Proved Reserves" of a Person or an asset means the "proved oil and gas reserves" owned by such Person or attributable such asset, in each case, calculated in accordance with SEC guidelines and expressed on a million cubic feet of natural gas equivalent basis.

          "Reference Period" means, with respect to a date of determination, the most recent four consecutive fiscal quarters of the Company ended prior to such date of determination, for which financial information is then publicly available.

     Section 2.02 The Company, the Subsidiary Guarantors and the Trustee hereby acknowledge and agree that the following new
Sections 4.07(c) and (d) shall be added to the Original
Indenture, as supplemented:

  "(c) Notwithstanding the foregoing provisions of this
  Section 4.07, the Company shall not, and shall not permit any Restricted Subsidiary to, enter into or otherwise effect any Affiliate Transaction (or series of related Affiliate
  Transactions) if such Affiliate Transaction (or series of related Affiliate Transactions):

          (1)  involves an amount in excess of $100,000,000; and

          (2)  would constitute or result in a Negative Credit Event.

   (d) The provisions of Section 4.07(c) shall not prohibit any transaction or arrangement by the Company or any Restricted
   Subsidiary:

          (1)  described in Section 4.07(b)(2), (3), (4),
               (6), (7) or (8) of the Original Indenture;

          (2)  that are a transaction or transactions
               involving only the Company and one or more
               Subsidiary Guarantors; or

          (3) pursuant to any transaction or arrangement in effect on the Issue Date and described in the Offering Memorandum under the caption "Certain Relationships and Related Transactions," including any modifications, extensions or renewals of any such transactions or arrangements or payments or repayments pursuant to any such transactions or arrangements that do not adversely affect the Company and its Restricted Subsidiaries, considered as a single enterprise.

                            ARTICLE 3

     Section 3.01 Except as specifically modified herein, the Original Indenture and the Securities are in all respects ratified and confirmed and shall remain in full force and effect in accordance with their terms. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company and the Subsidiary Guarantors.

     Section 3.02 Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Second Supplemental Indenture. This Second Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Original Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto. In entering into this Second Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Original Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

     Section 3.03   THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

     Section 3.04 This Second Supplemental Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     Section 3.05 By not later than the close of the Business Day after execution of this Second Supplemental Indenture, the Company shall issue a press release describing the material terms of (a) this Second Supplemental Indenture, (b) the consents obtained from the Holders of Securities in connection with execution of this Second Supplemental Indenture, and (c) the waiver obtained pursuant to Section 6.04 of the Original Indenture in connection with execution of this Second Supplemental Indenture.

                    (Signature Pages Follow)

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the date first written above.


                            EL PASO PRODUCTION HOLDING COMPANY


                            By:  ______________________________________
                                 Gene T. Waguespack
                                 Senior Vice President, Chief Financial
                                 Officer and Controller



                            EL PASO PRODUCTION COMPANY


                            By:  ______________________________________
                                 Gene T. Waguespack
                                 Senior Vice President, Chief Financial
                                 Officer and Controller



                            EL PASO PRODUCTION GOM INC.


                            By:  ______________________________________
                                 Gene T. Waguespack
                                 Senior Vice President, Chief Financial
                                 Officer and Controller



                            EL PASO ENERGY RATON CORPORATION


                            By:  ______________________________________
                                 Gene T. Waguespack
                                 Senior Vice President, Chief Financial
                                 Officer and Controller



                            WILMINGTON TRUST COMPANY, as Trustee


                            By:  ______________________________________
                                 Steven M. Cimalore
                                 Vice President